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                                                                    Exhibit 10.7


                           INDEMNIFICATION AGREEMENT
                           -------------------------

          THIS AGREEMENT is made and entered into effective as of the ____ day of _______________, 2000, by and between PECO II, Inc., an Ohio corporation (the "Corporation"), and _________________________ ("Indemnitee" ), a Director and Executive Officer of the Corporation.

          WHEREAS, it is essential to the Corporation to retain and attract as Directors and Executive Officers the most capable persons available; and

          WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited; and

          WHEREAS, it is now the express policy of the Corporation to indemnify its Directors and Executive Officers so as to provide them with the maximum possible protection permitted by law; and

          WHEREAS, in addition, because the statutory indemnification provisions of the Ohio Revised Code Section 1701.13 expressly provide that they are non-exclusive, it is the policy of the Corporation to indemnify Directors and Executive Officers who have entered into settlements of derivative suits or have paid judgments, fines or penalties therefor, provided they have not breached the applicable statutory standard of conduct; and

          WHEREAS, Indemnitee does not regard the protection available under the Corporation's Code of Regulations and insurance, if any, as adequate in the present circumstances, and considers it necessary and desirable to his service as a Director and Executive Officer to have maximum protection, and the Corporation desires Indemnitee to serve in such capacity; and

          WHEREAS, the Ohio Revised Code Section 1701.13(E) provides that indemnification of the Directors and Executive Officers of the Corporation may be authorized by agreement, and thereby contemplates that a contract of this nature may be entered into between the Corporation and Indemnitee with respect to indemnification of Indemnitee as a Director and Executive Officer of the Corporation.

          NOW, THEREFORE, for good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, the Corporation and Indemnitee do hereby agree as follows:

          1.   Agreement to Serve.  Indemnitee agrees to serve or continue to
               -------------------
serve as a Director and/or Executive Officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing or is otherwise terminated or properly removed from office.

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          2.   Definitions.  As used in this Agreement:
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               (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Director and/or Executive Officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such a Director and/or Executive Officer, or by reason of the fact that he is or was serving at the request of the Corporation as a director, partner, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise, in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

               (b) The term "Expenses" shall include, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, attorney's fees and disbursements and any expenses of establishing a right to indemnification under Paragraph 9 of this Agreement, but shall not include the amount of judgments, fines or penalties against or settlements paid by Indemnitee.

               (c) References to "other enterprise" shall include, without limitation, employee benefit plans; references to "fines" shall include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include, without limitation, any service as a Director and/or Executive Officer of the Corporation which imposes duties on, or involves services by, such Director and/or Executive Officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

          3.   Indemnity in Third-Party Proceedings.  The Corporation shall
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indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if
Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director and/or Executive Officer of the Corporation, or is or was serving at the request of the Corporation as a director, partner, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise, against all Expenses, judgments, settlements, fines and penalties, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the

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Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

          4.   Indemnity for Expenses in Proceedings By Or In the Right of the
               ---------------------------------------------------------------
Corporation.  The Corporation shall indemnify Indemnitee in accordance with the
------------
provisions of this Paragraph 4 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director and/or Executive Officer of the Corporation, or is or was serving at the request of the Corporation as a director, partner, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

          5.   Indemnity for Amounts Paid in Settlement in Proceedings By Or In
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the Right of the Corporation.  The Corporation shall indemnify Indemnitee in
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accordance with the provisions of this Paragraph 5 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director and/or Executive Officer of the Corporation, or is or was serving at the request of the Corporation as a director, partner, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise, against all amounts actually and reasonably paid in settlement by Indemnitee in connection with any such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

          6.   Indemnity for Amounts Paid for Judgments in Proceedings By Or In
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the Right of the Corporation.  The Corporation shall indemnify Indemnitee in
-----------------------------
accordance with the provisions of this Paragraph 6 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director and/or Executive Officer of the Corporation, or is or was serving at the request of the Corporation as a director, partner, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise, against all judgments, fines and penalties, actually and reasonably incurred by Indemnitee in connection with any such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

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          7.   Indemnification of Expenses of Successful Party.  Notwithstanding
               ------------------------------------------------
any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

          8.   Advances of Expenses.  Any Expenses incurred by or on behalf of
               ---------------------
Indemnitee pursuant to Paragraphs 3 or 4 in any Proceeding shall be paid by the Corporation in advance upon the written request of Indemnitee if Indemnitee shall undertake to (a) repay such amount to the extent that it is proved by clear and convincing evidence in a court that Indemnitee's action involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or with reckless disregard for the best interests of the Corporation, and (b) reasonably cooperate with the Corporation concerning the act, suit or proceeding giving rise to the Expenses.

          9.   Right of Indemnitee to Indemnification Upon Application;
               --------------------------------------------------------
Procedure Upon Application. Any indemnification under Paragraphs 3, 4, 5, 6 and
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7 shall be made no later than thirty (30) days after receipt by the Corporation of the written request of Indemnitee therefor, unless a determination is made within said thirty-day period by (a) the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such Proceeding, or
(b) independent legal counsel, agreed to by the Corporation, in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that the Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3, 4, 5, 6 or 7. Such independent legal counsel shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation, or any person to be indemnified within the past five years.

               The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. There shall exist in such action a rebuttable presumption that Indemnitee has met the applicable standard(s) of conduct and is therefore entitled to indemnification pursuant to this Agreement, and the burden of proving that the relevant standards have not been met by Indemnitee shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) prior to the commencement of such action to have made a determination that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall (a) constitute a defense to the action, (b) create a presumption that Indemnitee has not met the applicable standard of conduct, or
(c) otherwise alter the presumption in favor of Indemnitee referred to in the preceding sentence. Indemnitee" s Expenses reasonably incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation.

          10.  Allowance for Compliance with SEC Requirements.  Indemnitee
               -----------------------------------------------
acknowledges that the Securities and Exchange Commission (the "SEC") has expressed the opinion

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that indemnification of directors and officers from liabilities under the
Securities Act of 1933 (the "Act") is against public policy as expressed in the Act and is, therefore, unenforceable. Indemnitee hereby acknowledges and agrees that it will not be a breach of this Agreement for the Corporation to undertake with the Commission in connection with the registration for sale of any shares or other securities of the Corporation from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a Director or Executive Officer of the Corporation in the successful defense of any action, suit or proceeding) is asserted in connection with such Shares or other securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction on the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

          11.  Indemnification Hereunder Not Exclusive.  The indemnification
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provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Incorporation or the Code of Regulations of the Corporation, any agreement, any vote of shareholders or disinterested Directors, the Ohio General Corporation Laws or otherwise, both as to action in his or her official capacities and as to action in another capacity while holding such offices.

               The indemnification under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a Director and/or Executive Officer and shall inure to the benefit of the heirs, executors and personal representatives of Indemnitee.

          12.  Partial Indemnification.  If Indemnitee is entitled under any
               ------------------------
provision of this Agreement to indemnification by the Corporation for some claims, issues or matters, but not as to other claims, issues or matters, or for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him or amounts actually and reasonably paid in settlement by him in the investigation, defense, appeal or settlement of any Proceeding, but not for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such claims, issues or matters or Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

          13.  Reimbursement to Corporation by Indemnitee; Limitation on Amounts
               -----------------------------------------------------------------
Paid by Corporation.  To the extent Indemnitee has been indemnified by the
--------------------
Corporation hereunder and later receives payments from any insurance carrier covering the same Expenses, judgments, fines, penalties or amounts paid in settlement so indemnified by the Corporation hereunder, Indemnitee shall immediately reimburse the Corporation hereunder for all such amounts received from the insurer.

               Notwithstanding anything contained herein to the contrary, Indemnitee shall not be entitled to recover amounts under this Agreement which, when added to the amount of indemnification payments made to, or on behalf of, Indemnitee, under the Articles of Incorporation

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or Code of Regulations of the Corporation, in the aggregate exceed the Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee ("Excess Amounts"). To the extent the Corporation has paid Excess Amounts to Indemnitee, Indemnitee shall be obligated to immediately reimburse the Corporation for such Excess Amounts.

          14.  Continuation of Rights and Obligations.  All rights and
               ---------------------------------------
obligations of the Corporation and Indemnitee hereunder shall continue in full force and effect despite the subsequent amendment or modification of the Corporation's Articles of Incorporation or Code of Regulations, as such are in effect on the date hereof, and such rights and obligations shall not be affected by any such amendment or modification, any resolution of Directors or shareholders of the Corporation, or by any other corporate action which conflicts with or purports to amend, modify, limit or eliminate any of the rights or obligations of the Corporation and/or Indemnitee hereunder.

          15.  Amendment and Modification.  This Agreement may only be amended,
               ---------------------------
modified or supplemented by the written agreement of the Corporation and Indemnitee.

          16.  Assignment.  This Agreement shall not be assigned by the
               -----------
Corporation or Indemnitee without the prior written consent of the other party thereto, except that the Corporation may freely assign its rights and obligations under this Agreement to any subsidiary for whom Indemnitee is serving as a director and/or officer thereof; provided, however, that no permitted assignment shall release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and assigns, including, without limitation, any successor to the Corporation by way of merger, consolidation and/or sale or disposition of all or substantially all of the shares of the Corporation.

          17.  Saving Clause.  If this Agreement or any portion thereof shall be
               --------------
invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

          18.  Counterparts.  This Agreement may be executed in two or more
               -------------
fully or partially executed counterparts each of which shall be deemed an original binding the signer thereof against the other signing parties, but all counterparts together shall constitute one and the same instrument. Executed signature pages may be removed from counterpart agreements and attached to one or more fully executed copies of this Agreement.

          19.  Notice.  Indemnitee shall, as a condition precedent to his right
               -------
to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its headquarters located at 1376 State Route 598, Galion, Ohio 44833-0910, Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three (3)

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days after the date postmarked if sent by prepaid mail, properly addressed.

          20.  Applicable Law.  This Agreement shall be governed by and
               ---------------
construed in accordance with the laws of the State of Ohio.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed effective as of the day and year first above written.


                                  PECO II, INC.

                                  By______________________________________

                                  Its:____________________________________



                                  DIRECTOR/EXECUTIVE OFFICER

                                  ________________________________________


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